Redeemable Noncontrolling Interest	12 Months Ended
Dec. 31, 2019
Noncontrolling Interest [Abstract]
Redeemable Noncontrolling Interest	Redeemable Noncontrolling Interest
In connection with the acquisition of Silversea Cruises, we recorded a redeemable noncontrolling interest of $537.8 million due to the put options held by HCH. The put options may require us to purchase HCH's remaining interest, or 33.3% of Silversea Cruises, upon the occurrence or nonoccurrence of certain future events that are not solely within our control. As of December 31, 2019, HCH's interest is presented as Redeemable noncontrolling interest and is classified outside of shareholders' equity in our consolidated balance sheets. Additionally, the noncontrolling interest's share in the net earnings (loss) and contractual accretion requirements associated with the put options are included in Net Income attributable to noncontrolling interests in our consolidated statements of comprehensive income (loss).
The following table presents changes in the redeemable noncontrolling interest as of December 31, 2019 (in thousands):

Balance as of January 1, 2018	$—
Additions (Silversea Cruises acqusition)	537,770
Net income attributable to noncontrolling interest, including the contractual accretion of the put options	4,750
Other	(500)
Balance at December 31, 2018	$542,020
Net income attributable to noncontrolling interest, including the contractual accretion of the put options	28,713
Distribution to noncontrolling interest	(752)
Balance at December 31, 2019	$569,981